SCHEDULE 14A INFORMATION

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AdvisorOne Funds

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AdvisorOne Funds

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 28, 2013

Dear Shareholders:

The Board of Trustees of the AdvisorOne Funds, an open-end management investment company organized as a Delaware business trust, has called a special meeting of the shareholders of Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Shelter Fund, and Milestone Treasury Obligations Fund (each a “CLS Fund”, together the “CLS Funds”) and Horizon Active Asset Allocation Fund, to be held at the offices of the trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on March 28, 2013 at 10:00 a.m., Eastern time, for the following purposes:

1.

To approve a new Investment Advisory Agreement with CLS Investments, LLC (“CLS”) the current adviser to each of the CLS Funds.  No fee increase is proposed.

2.

To elect Todd Clarke and Eric Clarke to the Board of Trustees of the AdvisorOne Funds.

3.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on February 15, 2013 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 28, 2013.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.us/docs/advisorone.pdf.

By Order of the Board of Trustees

/s/ Brian Nielsen

Brian Nielsen, Secretary

February 27, 2013

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call 1-866-811-0225.

AdvisorOne Funds

with its principal offices at

17605 Wright Street

Omaha, NE 68130

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 28, 2013

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the AdvisorOne Funds (the “Trust”) on behalf of Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Shelter Fund, and Milestone Treasury Obligations Fund (each a “CLS Fund”, together the “CLS Funds”) and Horizon Active Asset Allocation Fund (“Horizon Fund”, together the “Funds”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on March 28, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 1, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

Proposal	Affected Funds
Proposal I: To approve a new Investment Advisory Agreement with CLS Investments, LLC, the current adviser to each of the CLS Funds. No fee increase is proposed.	CLS Funds Only
Proposal II: To elect Todd Clarke and Eric Clarke to the Board of Trustees of the AdvisorOne Funds.	All Funds

And to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 15, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130 or by calling 1-866-811-0225.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND CLS INVESTMENTS, LLC

Background

The primary purpose of this proposal is to enable CLS Investments, LLC (“CLS”) to continue to serve as the investment adviser to the CLS Funds.  To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust and CLS, on behalf of the Amerigo Fund (“Amerigo”), Clermont Fund (“Clermont”), Select Allocation Fund (“Select Allocation”), Descartes Fund (“Descartes”), Liahona Fund (“Liahona”), Enhanced Income Fund (“Enhanced Income”), Flexible Income Fund (“Flexible Income”), Select Appreciation Fund (“Select Appreciation”), Shelter Fund (“Shelter”), and Milestone Treasury Obligations Fund (“Milestone”) (the “New Advisory Agreement”). CLS has served as Milestone’s investment adviser since January 2012.  CLS has served as investment adviser to each of the other CLS Funds since each CLS Fund commenced operations.  Approval of the New Advisory Agreement will not raise the fees paid by any CLS Fund or any CLS Fund’s shareholders.  The New Advisory Agreement is similar in all material respects to the prior investment advisory agreement with CLS, (the “Prior Advisory Agreement”), except that the date of its execution, effectiveness, and expiration are changed.  The effective date of the New Advisory Agreement will be the date shareholders of the CLS Funds approve the New Advisory Agreement.

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in control of CLS.  NorthStar Financial Services Group, LLC (“NorthStar”) owns 100% of CLS and is deemed to control CLS.   Prior to November 10, 2012, Mr. W. Patrick Clarke and Mr. Michael Miola each owned 50% of the voting interests of NorthStar.  On November 10, 2012, Mr. W. Patrick Clarke was tragically killed in an airplane accident, resulting in the transfer of his ownership of the NorthStar voting interests to members of his family involved in operating the business of NorthStar and/or its affiliated companies.  Current ownership of the NorthStar voting interests previously held by Mr. W. Patrick Clarke is:  15% to Mr. Todd Clarke, 15% to Mr. Eric Clarke, 15% to Mrs. Jennie Nielsen, and 5% to Mrs. Lana Clarke. The transfer of voting interests resulting from Mr. Clarke’s death resulted in a change in control of NorthStar and, indirectly, of CLS.

CLS believes this transaction did not result in any interruption in, or decrease in the quality of, the services provided by CLS, given that no staffing or operational changes resulted from the change in control.  CLS continues to act as investment adviser to the CLS Funds. As adviser, CLS is responsible for management of each CLS Fund’s investment portfolio and assuring that the investments made for each Fund are made according to the Fund’s investment objectives and policies. To the Trust’s knowledge, except as set forth above, no other person or entity owns 10% or more of the voting interests of CLS.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a change of more than 25% of the voting interests of an investment adviser is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  The transaction described above regarding CLS is presumed to constitute a “change in control” of CLS for purposes of the 1940 Act and caused the “assignment” and resulting termination of the Prior Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of each CLS Fund.  Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on November 21, 2012 (the “Board Meeting”), the Trustees approved an interim Advisory Agreement between the Trust, on behalf of the CLS Funds, and CLS (the “Interim Advisory Agreement”). At a meeting on January 24, 2013, the Trustees approved the New Advisory Agreement, subject to shareholder approval.  The Interim Advisory Agreement allows CLS to manage the CLS Funds while the Trustees solicit shareholder approval for the New Advisory Agreement.  The Interim Advisory Agreement became effective on November 10, 2012 and will be effective for 150 days from that date or until the New Advisory Agreement is approved, if sooner.  The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed.

The Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or CLS (“Independent Trustees”), approved the Prior Advisory Agreement at a meeting on April 26, 2012.

Under the terms of the Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, CLS is entitled to receive an annual fee equal to the following percentage of the average daily net assets of each CLS Fund:

Fund:	Annual Fee:
Amerigo Fund	1.00%
Clermont Fund	1.00%
Select Allocation Fund	1.00%
Descartes Fund	1.00%
Liahona Fund	1.00%
Enhanced Income Fund	0.90%
Flexible Income Fund	0.65%
Select Appreciation Fund	1.00%
Shelter Fund	1.00%
Milestone Treasury Obligations Fund	0.10%

For such compensation, CLS, at its expense, continuously furnishes an investment program for each CLS Fund, makes investment decisions on behalf of each CLS Fund, and places all orders for the purchase and sale of portfolio securities, subject to the applicable CLS Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. CLS had contractually agreed to reduce its fees and/or absorb expenses of each CLS Fund, until at least December 31, 2014 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the CLS Fund may invest, or extraordinary expenses such as litigation) do not exceed a certain percentage of average daily net assets of the applicable CLS Fund (the “Expense Limitation Agreement”).  The Expense Limitation Agreement will continue at the same limits indicated below under the Interim Advisory Agreement and New Advisory Agreement.  The limitations in place under the Expense Limitation Agreement are as follows:

Fund:	Limit:
Amerigo Fund - Class C	2.15%
Amerigo Fund - Class N	1.15%
Clermont Fund	1.15%
Select Allocation Fund	1.15%
Descartes Fund	1.15%
Liahona Fund	1.15%
Enhanced Income Fund	1.05%

Flexible Income Fund	0.80%
Select Appreciation Fund	1.15%
Shelter Fund	1.15%
Milestone Treasury Obligations Fund – Investor Class	0.45%
Milestone Treasury Obligations Fund – Institutional Class	0.20%
Milestone Treasury Obligations Fund – Financial Class	0.15%
Milestone Treasury Obligations Fund – Premium Class	0.65%

Any deferral may be recouped by CLS from the applicable CLS Fund, to the extent that overall expenses fall below specified limits, within three years of when the amounts were deferred.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with CLS.  If the New Advisory Agreement with CLS is not approved by shareholders of one or more of the CLS Funds, the Board of Trustees and CLS will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of each CLS Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The New Advisory Agreement automatically terminates on assignment and is terminable on upon 60 days’ notice by the Trust.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by CLS given to each CLS Fund.

The New Advisory Agreement, like the Prior Advisory Agreement and Interim Advisory Agreement, provides that CLS shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Exhibit A and is similar in all material respects to the Prior Advisory Agreement, except for the date of its execution, effectiveness, and expiration.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning CLS

CLS is a Nebraska limited liability company located at 17605 Wright Street, Omaha, Nebraska 68130.  The names, addresses, and principal occupations of the principal executive officers and members of CLS as of the date of this Proxy Statement are set forth below:

Name and Address:	Principal Occupation:
Brian S. Nielsen*	General Counsel / Secretary
Richard S. Kubie*	Vice President / Chief Strategist
Michael Miola*	Manager
NorthStar Financial Services Group, LLC*	Sole Member
Todd P. Clarke*	Chief Executive Officer / Manager
Mark D. Applegarth*	Treasurer / Controller
John W. Ludlow*	Chief Operations Officer
James D. Anderson*	Chief Systems Officer
John R. Vanneman*	Chief Investment Officer
Ryan B. Beach*	President
Kylee M. Pohl*	Chief Compliance Officer

*Located at 17605 Wright Street, Omaha, NE  68130.

No restructuring to CLS will occur as a result of the approval of the New Advisory Agreement by shareholders.

During the fiscal year ended April 30, 2012, under the Prior Advisory Agreement, the CLS Funds incurred the following investment advisory fees:

CLS Funds	Fees
Amerigo	$4,957,681
Clermont	$2,561,656
Select Allocation	$2,182,997
Descartes	$1,683,246
Liahona	$2,203,206
Enhanced Income	$934,412
Flexible Income	$817,886
Select Appreciation	$801,833
Shelter	$642,214
Total	$16,785,131

During the fiscal year ended April 30, 2012, CLS reimbursed fund expenses in the following amounts pursuant to its expense limitation agreements with the Trust with respect to the CLS Funds:

CLS Funds	Fees
Amerigo	$84,102
Clermont	$190,941
Select Allocation	$254,216
Descartes	$194,363
Liahona	$203,266
Enhanced Income	$215,163
Flexible Income	$220,663
Select Appreciation	$173,168
Shelter	$89,893
Total	$1,625,775

During the year ended April 30, 2012, the Adviser recaptured no fees for prior period expense waivers/reimbursements from the CLS Funds.

Milestone was reorganized into the Trust on January 23, 2012. Accordingly, the results of a full fiscal year of operations under CLS cannot yet be reported. Under the Prior Advisory Agreement, Milestone incurred advisory fees of $190,257 and advisory fees amounting to $157,697 were waived for the six months ended May 31, 2012.

Evaluation by the Board of Trustees

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the AdvisorOne Funds (the “Trust”) held on January 24, 2013, the Board, including the Trustees that are not an “interested person” as  that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), considered the approval of an investment advisory agreement (“the New Advisory Agreement”) between the Trust and CLS Investments, LLC (“CLS” or the “Adviser”) on behalf of the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Liahona Fund, Shelter Fund and Milestone Treasury Obligations Fund, (individually, each a “Fund” and collectively, the “CLS Funds”).

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by CLS related to the New Advisory Agreement with the Trust, including CLS’s team approach to portfolio management.  They reviewed a description of the manner in which investment decisions are made and executed, and discussed the benefits of the professional personnel performing services for the CLS Funds, including the team of  individuals that primarily monitor and execute the investment process, noting their combined experience of over 40 years.  The Board discussed the extent of CLS’s research capabilities, and the emphasis placed on research.  The Trustees reviewed CLS’s assessment of each Fund’s risk profile and the corresponding strategy.  They also reviewed and discussed the quality of its compliance personnel and the experience of its fund management personnel.  They noted with satisfaction the addition of a new Chief Investment Officer in 2012, and CLS’s use of both internal and external resources to deliver its services. The Trustees thanked management for the very clear description of how the portfolio management team operates. The Board received satisfactory written responses from CLS with respect to a series of important questions, including whether CLS was involved in any lawsuits or pending regulatory actions; and whether CLS has procedures in place to allocate trades among its respective clients. The Board reviewed the description provided by CLS of its practices for monitoring compliance with the Funds’ investment limitations and noted that in 2012 CLS has added additional compliance personnel in an effort to magnify its focus on compliance. The Board reviewed the financial information provided by CLS and concluded that CLS has the financial resources to meet its obligations to the CLS Funds. The Trustees viewed the overall services provided by CLS as satisfactory.  They agreed that the recently hired Chief Investment Officer is filling an important role by providing a single point of leadership to the portfolio management team, accountability to the Board, and consistency in approach among the team members.  The Trustees noted with satisfaction that CLS continues to invest in compliance resources (including systems and personnel) and portfolio management resources (including subscriptions to research providers and an investment committee that includes some non-CLS participants).  The Board concluded that CLS has provided quality and professional advisory services to the CLS Funds.

Performance.   The Board reviewed information on the investment performance of each CLS Fund versus its respective benchmark for the one year, five year, ten year and since inception periods.  They also reviewed the performance of each CLS Fund compared to its Morningstar category and a peer group of closely comparable fund-of-funds from each Fund’s respective Morningstar category (a “Fund Peer Group”). The Board  discussed the relative performance in the context of fund turnover, volatility, long term track record, and other considerations, noting that each Fund (with the exception of the Shelter Fund) had positive year-to-date, one year, three year and ten year returns.  While each Fund, with the exception of the Shelter Fund, generally performed in line or better than its respective Fund Peer Group, the officers discussed the negative impact of international securities on certain Funds’ performance over recent periods, citing underperformance when compared to such Funds’ respective Morningstar categories as a whole.  Such underperformance was attributed to decreased international exposure in order to maintain the respective Funds’ risk level which ultimately hurt the relative performance of the Funds compared to their respective Morningstar categories as International Equities tended to outperform during periods of observed heightened macro political and market risk.  The Board discussed with CLS representatives the steps taken by CLS to make adjustments to each Fund’s strategy or investment process in order to boost performance.  After a more detailed discussion with CLS regarding adjustments made with respect to the Amerigo Fund, Clermont Fund and Select Allocation Fund, the Board noted that CLS’s Chief Investment Officer (the “CIO”) has been closely reviewing CLS’s measurement of risk and it has now been modified to reflect shorter time periods making the risk profiles more responsive to current market conditions. The Board further noted that this shorter measurement will likely lead to some higher portfolio turnover, but will also help to open up asset classes as the risk levels will fall back toward their historical averages more quickly than the current method. With respect to the Descartes Fund’s underperformance compared to its Morningstar category, the Board noted that the fund managers will continue to focus on effective alpha generation and risk control by utilizing a more effective risk management tool to re-adjust portfolio allocations so that larger active positions can be taken after broad investment analysis in economic, fundamental, valuation and technical areas. With respect to the Liahona Fund, the Board noted the Fund employs a quantitative portfolio management methodology, and that the fund managers continue to focus on effective alpha generation and risk control. The Board reviewed and noted the Enhanced Income Fund outperfomed its Fund Peer Group, Morningstar category and benchmark for the one year and since inception periods. With respect to the Flexible Income Fund, the Board discussed the Fund’s relative underperformance versus the Fund’s Morningstar category as a result of having had lower high yield and emerging markets debt exposure than many of its multisector peers and a larger cash positioning in order to maintain a risk level consistent with historical expectations of risk in the portfolio. CLS added that from a risk perspective, that while most mutual funds buy individual stocks and bonds, the Flexible Income Fund purchases other funds as well as individual securities.  The Board then discussed the performance of the Select Appreciation Fund noting the Fund has underperformed its Morningstar category since mid-2011 and that the CIO has adjusted the measurement of risk in the portfolio and has appointed a new portfolio manager to be primarily responsible for the day-to-day management of the Fund.

With respect to the Shelter Fund, the Trustees discussed the Fund’s significant underperformance, noting that the Fund had a very short track record on which to evaluate the results. The Board further noted the recent changes made to the Fund’s investment strategy and termination of the sub-adviser in an effort to address concerns about the Fund’s performance.  A representative of CLS discussed the Fund’s use of low volatility equity ETFs and continued use of technical indicators. After further discussion, the Board concluded that appropriate changes had been made, and CLS appears to be addressing the performance concerns of the Shelter Fund.  With respect to Milestone, the Board reviewed Milestone’s historical performance and concluded that performance, in light of current interest rates and the CLS’s waiver of fees, was reasonable.  The Board concluded that overall, each Fund’s past performance was acceptable and generally in line with its risk level.  They agreed that in areas where performance has lagged, CLS has taken appropriate actions to address, and that the process and personnel the CIO has put in place are reassuring.  They noted some consistent trends in performance among the Funds, which is to be expected due to the team approach to managing the Funds.

Fees and Expenses.  The Board reviewed the advisory fees and expense ratios of  the CLS Funds compiled utilizing Morningstar statistics and noted that generally the Funds’ advisory fee and net expense ratio were on the higher side of the Morningstar peer category, while such advisory fees and net expense ratios were lower or in line with those of the respective Fund Peer Groups.  After further discussion, the Board concurred that the fee difference is due, in part, to the Funds, on average, having much smaller asset bases than their respective peer group averages, meaning that the peer group is benefitting from greater economies of scale, and further differences in the structure and management of many of the funds underlying the peer group. The Trustees considered CLS’s contention that despite the smaller asset bases, the shareholders attain consistent cost advantages in the areas of turnover and tax costs as compared to the peer group.  For Amerigo, Clermont, Select Allocation, Descartes, Liahona, Select Appreciation and Shelter, the Trustees noted that while each Fund’s advisory fee of 1.00% is significantly higher than the Morningstar category average, the fees are similar to the Fund Peer Group average, and in each case several other funds in the peer group pay the same fee.  For Enhanced Income, the Board discussed the fact that the fee of 0.90% is higher than the peer group average but lower than the Morningstar category average.  The Board observed that the Flexible Income Fund’s fee of 0.65% compared favorably to its Fund Peer Group and Morningstar averages.  The Board noted that, in several cases, the fee is equal to the highest fees in the peer group, but that such fees are not outside the range of fees of each Fund Peer Group and Morningstar peer group.  The Board then reviewed the contractual fee agreements for each CLS Fund, which stated that CLS had agreed to waive or limit its management fees and/or reimburse expenses at least through December 31, 2014, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders.  The Board reviewed the advisory fee and expense ratio of the Milestone Fund and noted that this is the only money market fund managed by CLS, that the ten basis point advisory fee is lower than any advisory fee charged currently by CLS to any of its clients, and that CLS has been waiving its fee due to historically low interest rates. The Board concluded that overall the total expense ratios of each Fund are very competitive, and that the fee waivers continued to benefit each Fund.  The Trustees agreed that CLS’s application of the risk budgeting methodology adds an expense to the services, but is an important component.  The Board concluded that, based on the nature, extent and quality of the services provided, the advisory fee paid by each CLS Fund is reasonable.

Economies of Scale. The Board considered whether economies of scale have been attained with respect to the management of the CLS Funds, and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, because of the current size of each CLS Fund, CLS continues to waive a portion of its advisory fee in order to maintain the expense cap, and therefore the Board will not request any changes to the management fee structure. The Board concluded that economies of scale would be re-evaluated in the future.

 Profitability.  The Board considered the profits realized by CLS in connection with the operation of the CLS Funds on a fund by fund basis, and whether the amount of profit is a fair entrepreneurial profit for the management of the CLS Funds.  It also considered the income and other benefits realized by CLS affiliates from activities and services provided to the Funds. As stated in the materials provided, CLS reported it did not receive payments from the CLS Funds other than for advisory fees paid pursuant to the New Advisory Agreement.  The Board reviewed CLS’s balance sheet as of September 30, 2012 and noted there were no adverse material changes in the financial condition of CLS since the approval of the Interim Advisory Agreement at the November 21, 2012 meeting. The Trustees reviewed the profitability analysis provided by CLS, and concluded that to the extent CLS earned a profit from a CLS Fund, the profits appeared reasonable and not excessive.

Conclusion.  Having requested and received such information from CLS as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the New Advisory Agreement was in the best interests of each CLS Fund and its shareholders.

The Trustees, including a majority of the Independent Trustees, determined that the approval of the New Advisory Agreement was in the best interests of each CLS Fund and its shareholders.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each CLS Fund vote “FOR” approval of the New Advisory Agreement.

PROPOSAL II

ELECTION OF TRUSTEES

In this proposal, shareholders of the Funds are being asked to elect Todd Clarke and Eric Clarke (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust.  Each Nominee is currently serving on the Board and has agreed to continue to serve on the Board of Trustees for an indefinite term.

The Board of Trustees currently consists of Larry A. Carter, John W. Davidson, Edward D. Foy, Gary Lanzen, Anthony J. Hertl, Todd Clarke, and Eric Clarke. Mr. W. Patrick Clarke, a former Trustee, tragically passed away in an airplane accident on November 10, 2012.  Douglas E. McCash, also a former Trustee, resigned from the Board on November 21, 2012 as a result of his intended resignation from his position with CLS.  In order to fill the two vacancies created by the departures of Mr. Clarke and Mr. McCash, the Nominating Committee nominated and appointed Todd Clarke and Eric Clarke to serve as Trustees.  Todd Clarke and Eric Clarke were nominated for election by Mr. Carter, Mr. Davidson, Mr. Foy, Mr. Lanzen, and Mr. Hertl, each incumbent Trustees, each of whom is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (referred to hereafter as “Independent Trustees”).  Todd Clarke and Eric Clarke are each considered an “interested person” of the Trust because of their affiliations with

CLS (the  CLS Funds’ investment adviser), Orion Advisor Services, LLC (an affiliate of CLS that provides portfolio accounting solutions to advisers), and Constellation Trust Company ( an affiliate of CLS that provides back-office custody and administration services provider to registered investment advisors and financial institutions, and the Trust’s IRA custodian), and each will continue to be considered an “interested person” if they are elected by shareholders.

The Independent Trustees approved the nomination and appointment of Todd Clarke and Eric Clarke at a meeting held on November 21, 2012.  Todd Clarke and Eric Clarke assumed office as of November 21, 2012.

Information about the Nominees and Incumbent Trustees

Nominees

Information about each Nominee for Trustee, including the number of other funds in the Trust that will be overseen by the Nominee, as well as their address, age, principal occupation, and other directorships (in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940) held during the past five years, is set forth in the following table:

Name, Address[1] and Year of Birth	Position(s) Held with the Trust/ Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Nominee	Other Directorships Held by the Nominee for Trustee During the Past 5 Years
Todd Clarke[3] 1969	Trustee since November 2012	Chief Executive Officer and Manager, CLS Investments, LLC (since September 2012); President and Manager, CLS Investments, LLC (2004-2012).	11	NONE
Eric Clarke[4] 1973	Trustee since November 2012	President and Manager, Orion Advisor Services, LLC (since 2004); President and Director, Constellation Trust Company (since 2005).	11	NONE

Generally, the Trust believes that each Nominee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Nominating Committee concluded that Todd Clarke should serve as a Trustee of the Trust because he has over 20 years of business experience in the investment management business, and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to CLS.  Similarly, the Nominating Committee

1 The mailing address of each officer and Trustee is: c/o AdvisorOne Funds, 17605 Wright Street, Omaha, Nebraska 68130

2 Trustees serve on the Board of Trustees for an indefinite term.  The term of office of each officer is until the successor is elected.

3 Todd Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with CLS Investments, LLC (investment adviser to certain funds of the Trust).  Mr. Clarke is the brother of Eric Clarke and the brother-in-law of Brian Nielsen.

4 Eric Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Orion Advisor Services, LLC (an affiliate of CLS Investments, LLC) and Constellation Trust Company (the Trust’s IRA custodian), and is the brother of Todd Clarke and brother-in-law of Brian Nielsen.

concluded that Eric Clarke should serve as a Trustee of the Trust because he has over 15 years of business experience in the financial services industry, and holds a Masters in Business Administration.

Incumbent Independent Trustees & Officers of the Trust

The following table provides information regarding the remaining incumbent Trustees, who are independent, as well as the officers of the Trust that are not Nominees.

1 The mailing address of each officer and Trustee is: c/o AdvisorOne Funds, 17605 Wright Street, Omaha, Nebraska 68130.

2 Trustees serve on the Board of Trustees for an indefinite term.  The term of office of each officer is until the successor is elected.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust / Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Incumbent Trustee	Other Directorships Held by Incumbent Trustee During the Past 5 Years
Anthony J. Hertl 1950	Trustee Since 2004	Consultant to small and emerging businesses (since 2000).	11

Northern Lights Fund Trust and Northern Lights Variable Trust (94 funds); Satuit Capital Management Trust; Ladenburg Thalmann Alternative Strategies Fund, The World Funds Trust (2 funds), Global Real Estate Fund (2008-2011), The Z Seven Fund, Inc., (2007- May 2010),  Greenwich Advisors Trust (2007 – February 2011).

Gary W. Lanzen 1954	Trustee Since 2003	President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer, Orizon Investment Counsel, LLC, (2000-2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	11	Northern Lights Fund Trust and Northern Lights Variable Trust (94 funds), Ladenburg Thalmann Alternative Strategies Fund
Larry A. Carter 1952	Trustee Since February 2012	Consultant to private equity clients on grain processing industry (since 2004).	11	NONE
John W. Davidson 1946	Trustee Since February 2012	Director, President & Chief Economist of PartnerRe Asset Management Corporation; Chief Investment Officer of Partner Reinsurance Company of the US (2001-2008); Creator, author and founder of John Davidson’s Economic Comments (2009-Present).	11	PartnerRe Asset Management Corporation, PartnerRe Reinsurance Company of the US

5 The mailing address of each officer and Trustee is: c/o AdvisorOne Funds, 17605 Wright Street, Omaha, Nebraska 68130

6 Trustees serve on the Board of Trustees for an indefinite term.  The term of office of each officer is until the successor is elected.

Edward D. Foy 1952	Trustee Since February 2012	President and Chief Investment Officer of Foy Financial Services, Inc. (1987-Present).	11	NONE
Ryan Beach 1977	President since November 2012

President of the Trust (since November 2012), President, CLS Investments, LLC (since September 2012); Associate General Counsel, NorthStar Financial Services Group, LLC (2011-2012); Attorney, Scudder Law Firm, P.C., L.L.O. (2005-2011).

			N/A	N/A
Brian Nielsen 1972	Secretary and Chief Legal Officer Since 2003

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003), CLS Investments, LLC (since 2001), Orion Advisor Services, LLC (since 2001), Gemcom, LLC (since 2004); Gemini Fund Services, LLC (since 2012); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Manager, Secretary and General Counsel for Northern Lights Compliance Services, LLC (since 2004); Assistant Secretary to Northern Lights Fund Trust (since 2011); Manager, NorthStar Financial Services Group, LLC (since 2012); Manager, Arbor Point Advisors, LLC (since 2012); and Assistant Secretary of Gemini Fund Services, LLC (2003-2012).

			N/A	N/A
Michael J. Wagner 80 Arkay Dr Hauppauge, NY 11788 1950	Chief Compliance Officer Since 2006	President (4/2006-present) and Chief Operating Officer (9/2004–3/2006) of Northern Lights Compliance Services, LLC.	N/A	N/A
Dawn Borelli 80 Arkay Dr Hauppauge, NY 11788 1972	Treasurer Since April 2012

Assistant Vice President, of Fund Administration, Gemini Fund Services, LLC since 2010, Assistant Vice President of Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

			N/A	N/A

	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Independent Trustees
Gary Lanzen	NONE	NONE
Anthony Hertl	NONE	NONE
Larry A. Carter	NONE	NONE
John W. Davidson	NONE	NONE
Edward D. Foy	NONE	NONE
Interested Nominees
Todd Clarke	NONE	Over $100,000
Eric Clarke	NONE	Over $100,000

Trustee and Officer Compensation

Prior to July 1, 2011, the Trust paid each Trustee of the Trust who was not an interested person a per meeting fee of $3,000 if attended in person and $750 if attended by telephone.  For special board meetings, each Trustee who was not an interested person was paid $200 per Fund participating in the meeting, with a minimum of $1,000, whichever is greater. Trustees were not compensated for Committee Meetings occurring on the same day as a Board meeting. Trustees were compensated for stand-alone Committee Meetings at the rate of $500 total for in-person meetings and $250 total for telephone meetings, regardless of the number of Funds participating.

Effective July 1, 2011, the Trust pays each Trustee of the Trust who was not an interested person a fee of $6,000 per quarter. Each Trustee’s compensation is allocated equally among the Funds.  Certain other out-of-pocket expenses are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund.  The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

The following table sets forth information regarding the aggregate compensation received by the Trustees from the Trust for the year ended April 30, 2012.

COMPENSATION TABLE
Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
L. Merill Bryan, Jr. Trustee*	$9,000	N/A	N/A	$9,000
Gary Lanzen, Trustee	$21,000	N/A	N/A	$21,000
Anthony Hertl Trustee	$21,000	N/A	N/A	$21,000
Larry A. Carter, Trustee	$6,000	N/A	N/A	$6,000
John W. Davidson. Trustee	$6,000	N/A	N/A	$6,000
Edward D. Foy, Trustee	$6,000	N/A	N/A	$6,000

                                                                        *Mr. Bryan’s retirement was effective September 24, 2011.

Board Leadership Structure

The Trust is led by Mr. Todd Clarke, who has served as the Chairman of the Board since November 21, 2012.  Mr. Clarke is an interested person by virtue of his indirect partial ownership of CLS and his position as Chief Executive Officer of CLS, the investment adviser to all the funds in the Trust except the Horizon Active Asset Allocation Fund.  Mr. Eric Clarke is an interested person by virtue of his relationship and indirect partial ownership of CLS. The Board of Trustees is comprised of Mr. Todd Clarke and Mr. Eric Clarke and five (5) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Chairman is currently an “interested person” of the Trust within the meaning of the 1940 Act.  The Board believes that its leadership structure, including the Interested Chair, the Lead Independent Trustee, and the percentage of the Board who are Independent Trustees is most appropriate for the Trust at this time for the following key reasons: (i) as Chief Executive Officer and indirect partial owner of CLS, Mr. Todd Clarke has a personal and professional stake in the quality and continuity of services provided to the Trust and has a strong incentive to achieve superior performance results (ii) Mr. Todd Clarke’s past experience as President of the Trust and his additional roles with the Trust’s affiliates improve the Board’s understanding of the Trust’s operations and enhance the effectiveness of communications to shareholders and the Trustees, (iii) Mr. Todd Clarke’s ability to work effectively with other Trustees, and (iv) the extent to which the Independent Trustees meet as needed in the absence of management and Interested Trustees.  The Trust believes that its Chairman and the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has an independent Audit Committee with a separate chairman. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit and Nominating Committee

The Board of Trustees has an Audit and Nominating Committee (the “Committee”) that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees, and also performs Compensation Committee functions. The Audit and

Nominating Committee solicits recommendations for potential trustee candidates from officers and Trustees, including members of the Committee. The Audit and Nominating Committee reviews the credentials and experience of candidates, engages in interviews with candidates when appropriate, and makes nominations based on the consensus of the Audit and Nominating Committee members. The Board of Trustees has determined that Anthony Hertl, an independent Trustee, is an audit committee financial expert. The Committee generally will not consider nominees recommended by shareholders of a Fund.  During the Funds’ fiscal year ended April 30, 2012, the Committee met four times, and the entire Board met eight times, including regularly scheduled and special meetings, with every Trustee in attendance for each meeting.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the election of the nominees to the Board of Trustees.

OTHER INFORMATION

OPERATION OF THE FUNDS

The Funds are each a diversified series of the AdvisorOne Funds, an open-end investment management company organized as a Delaware business trust and formed by an Agreement and Declaration of Trust on December 20, 1996.  The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68130.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The CLS Funds currently retain CLS as its investment advisor.  The Horizon Fund currently retains Horizon Investments, LLC, 13024 Ballantyne Corporate Place, Suite 225, Charlotte, NC  28277, as its investment adviser.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor to each of the Funds.  Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, NE 68130 provides each of the Funds with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC, located at 17605 Wright Street, Omaha, NE 68130, provides compliance services to each of the Funds.  Northern Lights Distributors, LLC, Northern Lights Compliance Services, LLC and Gemini Fund Services, LLC are each wholly owned by NorthStar.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted FOR approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

AdvisorOne Funds	Shares
Amerigo	33,645,433
Clermont	26,931,839

Select Allocation	22,150,267
Descartes	14,789,033
Liahona	22,992,531
Enhanced Income	8,260,405
Flexible Income	13,818,194
Select Appreciation	6,341,940
Shelter	4,227,579
Milestone	243,755,358
Horizon	7,256,320
Total	404,168,899

All shareholders of record of each CLS Fund on the Record Date are entitled to vote at the Meeting on Proposal I.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  For Proposal I, the presence at the meeting of holders of a majority of the outstanding shares of each CLS Fund entitled to vote at the meeting (in person or by proxy) constitutes a quorum for that CLS Fund.  For Proposal II, the holders of thirty percent of the outstanding shares of the Trust entitled to vote at the meeting (in person or by proxy) constitutes a quorum.

Approval of Proposal I as to any CLS Fund will require an affirmative vote of the holders of a majority of the outstanding shares of the CLS Fund.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a CLS Fund means the vote of (1) 67% or more of the voting shares of the CLS Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the CLS Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the CLS Fund, whichever is less.

Approval of Proposal II as to any nominee will require the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting. Under this plurality system, vacant trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect with respect to Proposal II.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 15, 2013, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

AMERIGO FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94105	3,158,535	9.45
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	14,517,823	43.42

AMERIGO FUND – CLASS C	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Eugene Jurgensmeyer 852 South west 1001 Montrose, MO 64770	11,840	5.68%

CLERMONT FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 211 Main Street San Francisco, CA 94104	2,997,232	11.13
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	8,750,535	32.49
National Financial Services One World Financial Center ATTN: Mutual Funds Dept 5th Floor New York, NY 10281	1,572,130	5.84%

SELECT ALLOCATION FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 211 Main Street San Francisco, CA 94105	2,300,307	10.39
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	8,052,841	36.36

DESCARTES FUND- CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 211 Main Street San Francisco, CA 94105	1,590,913	10.76
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	6,745,247	45.61

LIAHONA FUND- CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 211 Main Street San Francisco, CA 94105	2,650,136	11.53
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	8,830,927	38.41

SELECT APPRECIATION FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 211 Main Street San Francisco, CA 94105	744,430	11.74
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	2,993,170	47.20

FLEXIBLE INCOME FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 211 Main Street San Francisco, CA 94105	1,844,730	13.35
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	3,863,799	27.96
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68164	721,710	5.22

ENHANCED INCOME FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 211 Main Street San Francisco, CA 94105	1,007,610	12.20
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	2,422,813	29.33

SHELTER FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 211 Main Street San Francisco, CA 94105	271,343	6.42
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	730,727	17.28

MILESTONE TREASURY OBLIGATIONS FUND– INVESTOR CLASS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Hare & Co ATTN: R Harris-Stif/Master Note Dept One Wall Street 2nd Floor New York, NY 10286	41,867,466	72.48
Dunham Trust Company 241 Ridge Street Suite 100 Reno, NV 89501	15,742,902	27.25%

MILESTONE TREASURY OBLIGATIONS FUND– INSTITUTIONAL CLASS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Illinois Public Treasurers 205 South Fifth Street Springfield, IL 62701	11,081,485	15.69
State of Illinois Banking Division 400 West Monroe Street Suite 305 Springfield, IL 62704	15,000,000	21.24
PFG Strategic Conservative Fund 450 Wireless Blvd Hauppauge, NY 11788	3,926,772	5.56
Miller Convertible Fund 450 Wireless Blvd Hauppauge, NY 11788	4,290,180	6.07
Saratoga Advantage Trust 450 Wireless Blvd Hauppauge, NY 11788	4,820,086	6.82
Gemini Fund Services 450 Wireless Blvd Hauppauge, NY 11788	6,368,372	9.02
Saratoga James Alpha Global 450 Wireless Blvd Hauppauge, NY 11788	8,227,520	11.65

MILESTONE TREASURY OBLIGATIONS FUND– FINANCIAL CLASS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
The Pitney Bowes Bank One Elmcroft Road Stamford, CT 06830	15,492,736	28.14
LCNB National Bank ATTN: Bernard H. Wright, Jr. P.O. Box 59 Lebanon, OH 45036	3,630,112	6.59

Imagitas Security Corporation 1 Elmcroft Road Stamford, CT 06926	33,105,900	60.13

MILESTONE TREASURY OBLIGATIONS FUND– PREMIUM CLASS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Band & Co P.O. Box 1787 Milwaukee, WI 53201	60,303,482	100

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Brian Nielsen, Secretary, AdvisorOne Funds, 17605 Wright Street, Omaha, NE 68130.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies.  The Trust has engaged AST Fund Solutions, a proxy solicitation firm, to assist in the solicitation.    The estimated solicitation costs anticipated to be paid to AST Fund Solutions (excluding mailing and tabulation expenses) are approximately $156,000.  While the costs of solicitation are not required to be paid by CLS, the Board requested that CLS share in the cost of solicitation because its change in control contributed, in large part, to the need for the proxy solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be shared equally by the Trust and CLS.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and the Trust or CLS will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and CLS may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-866-811-0225, or write the Trust at 17605 Wright Street, Omaha, NE 68130.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on March 28, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyonline.us/docs/advisorone.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Brian Nielsen, Secretary

Dated: February 27, 2013

If you have any questions before you vote, please call our proxy information line at 1-800-814-2879.  Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-800-814-2879.

Exhibit A

THE ADVISORONE FUNDS

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of January 24, 2013 between AdvisorOne Funds, a Delaware business trust (the “Trust”), and CLS Investments, LLC, a Nebraska limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund”, and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to each Fund in the matter and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.

Services of the Adviser.

1.1

Investment Advisory Services.  The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a matter consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its order, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by the Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the amount of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The Adviser shall carry out its duties with respect to each Funds’ investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Funds’ then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2

Administrative Services.  The Adviser shall manage the Trust’s business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, and services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser.  Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1.

Office Space, Equipment and Facilities.  Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust’s need.

1.2.2.

Personnel.  Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust’s executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3.

Agents.  Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4.

Trustees and Officers.  Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5.

Books and Records.  Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6.

Reports and Filings.  Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

1.3

Additional Series.  In the event that the Trust established one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Investment Company Act of 1940.  The Trust or the Advisor may elect not to make any such series subject to this Agreement.

2.

Expenses of the Trust.

       2.1

Expenses to be Paid by Adviser.  The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

2.2.

Expenses to be Paid by the Trust.  The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser.  Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not the Adviser, include but are not limited to:

2.2.1

Custody.  All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2

Shareholder Servicing.  All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend distributing agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3

Shareholder Reports.  All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4

Prospectuses.  All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5

Pricing and Portfolio Valuation.  All expenses of computing the Trust’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust’s investment portfolio.

2.2.6

Communications.  All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7

Legal and Accounting Fees.  All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8

Trustees’ Fees and Expenses.  All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9

Shareholder Meetings.  All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10

Federal Registration Fees.  All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11

State Registration Fees.    All fees and expenses of taking required action to permit the offer and sale of the Trust’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12

Confirmations.  All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

2.2.13

Bonding and Insurance.  All expenses of bond, liability, and other insurance required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

2.2.14  Brokerage Commissions.  All brokers’ commissions and other charges incident to the purchase, sale or lending of the Trust’s portfolio securities.

2.2.15

Taxes.  All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16

Trade Association Fees.  All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.17

Nonrecurring and Extraordinary Expenses.  Such nonrecurring and extraordinary expenses as my arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.

Advisory Fee.

3.1

Fee.  As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Funds’ average daily net assets for the month.  The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.

4.

Records.

4.1

Tax Treatment.  The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

4.2

Ownership.  All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expenses make and retain copies of such records.

5.

Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.

Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.

Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust.  Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

8.

Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.

Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

10.

Effect of Agreement.

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

11.

Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement.  Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provision and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto.  The Adviser shall furnish to the Trust, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

12.

Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment.  This Agreement shall terminate automatically and immediately in the event of its assignment.

13.

Termination of the Agreement

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’prior written notice to the other party; PROVIDED, that in the case of termination as to any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

14.

Use of Name.

The Trust is named the AdvisorOne Funds and each Fund may be identified, in part, by the name “AdvisorOne”

15.

Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any obligation from the shareholders or any shareholder of the Trust.  In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee.  The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds.  The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

16.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

17.

Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act.  In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.

Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provision hereof or otherwise affect their construction or effect.

19.

Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

ADVISORONE FUNDS

By:

Name: Ryan Beach

Title:   President

CLS INVESTMENTS, LLC

By:

____________________________

Name: Todd P. Clarke

Title:  Chief Executive Officer

ADVISORONE FUNDS

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

as of January 24, 2013

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Amerigo Fund	1.00%

Clermont Fund	1.00%

Select Appreciation Fund	1.00%

Descartes Fund	1.00%

Liahona Fund	1.00%

Select Allocation Fund	1.00%

Enhanced Income Fund	0.90%

Flexible Income Fund	0.65%

Shelter Fund	1.00%

Milestone Treasury Obligations Fund	0.10%

PROXY CARD FOR

AdvisorOne Funds

 AMERIGO FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

AMERIGO FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments, LLC, the current adviser to the Amerigo Fund. No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

 CLERMONT FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

CLERMONT FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments, LLC, the current adviser to the Clermont Fund. No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

DESCARTES FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

DESCARTES FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments, LLC, the current adviser to the Descartes Fund. No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

ENHANCED INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

ENHANCED INCOME FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments, LLC, the current adviser to the Enhanced Income Fund. No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

FLEXIBLE INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

FLEXIBLE INCOME FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.  To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments,

LLC, the current adviser to the Flexible Income Fund.  No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

HORIZON ACTIVE ASSET ALLOCATION FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposal.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

HORIZON ACTIVE ASSET ALLOCATION FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S  BOARD  OF  TRUSTEES,  AND  THE  PROPOSAL  BELOW

HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSAL   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL:

1.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

LIAHONA FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

LIAHONA FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments, LLC, the current adviser to the Liahona Fund. No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

MILESTONE TREASURY OBLIGATIONS FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

MILESTONE TREASURY OBLIGATIONS FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments,

LLC, the current adviser to the Milestone Treasury Obligations Fund.  No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

SELECT ALLOCATION FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

SELECT ALLOCATION FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments,

LLC, the current adviser to the Select Allocation Fund.  No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

FOR ALL

WITHOLD FROM

FOR ALL

of Trustees of the AdvisorOne Funds:

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

SELECT APPRECIATION FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

SELECT APPRECIATION FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments,

LLC, the current adviser to the Select Appreciation Fund.  No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP

PROXY CARD FOR

AdvisorOne Funds

SHELTER FUND

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2013

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to  vote at the  Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at  the  offices  of  the  Trust's  administrator,  80  Arkay  Drive,  Hauppauge,  NY  11788  on  March  28,  2013  at  10:00  a.m.,

Eastern time, and at any and all adjournments thereof.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED  PRIOR  TO  ITS  EXERCISE

BY  FILING  WITH  THE  SECRETARY  OF  THE  TRUST  AN  INSTRUMENT  REVOKING  THIS  PROXY  OR  A  DULY  EXECUTED

PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.   Your  signature(s)  on  this  should  be  exactly  as  your  name(s)  appear  on  this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-

fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title  and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.us Make sure to have this proxy
card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2. Touchtone	Simply dial toll-free 1-888-227-9349 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative.
Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY MARCH 28, 2013 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

SHELTER FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  FUND’S BOARD  OF  TRUSTEES,  AND  THE  PROPOSALS BELOW

HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSAL(S):

FOR

AGAINST

ABSTAIN

1.   To approve a new Investment Advisory Agreement

between AdvisorOne Funds and CLS Investments, LLC, the current adviser to the Shelter Fund. No fee increase is proposed.

□

□

□

2.   To elect the following two individuals to the Board

of Trustees of the AdvisorOne Funds:

FOR ALL

WITHOLD FROM

FOR ALL

NOMINEES

ALL NOMINEES

EXCEPT

Nominees:

(01). Todd Clarke

(02). Eric Clarke

□

□

□

INSTRUCTION:  To withhold authority to vote for any individual nominee, check the “for all except” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE

REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING.

TAGID

SCANNER CODE

CUSIP